UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 16, 2021

PLx Pharma Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36351	46-4995704
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Fishers Lane, Suite E, Sparta, New Jersey		07871
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (973) 409-6541

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	PLXP	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On March 16, 2021, PLx Pharma Inc. (the “Company”) completed a closing of an exercise of the underwriters’ option to purchase an additional 1,049,700 shares of common stock at the public offering price of $8.00 per share as part of the firm commitment underwritten offering that initially closed on March 5, 2021, resulting in additional net proceeds to the Company of approximately $7.9 million, after deducting underwriting discounts and commissions and estimated offering expenses payable by the Company. After giving effect to this exercise of the over-allotment option, the total number of shares sold by Company in the public offering increased to 8,924,700 shares and net proceeds increased to approximately $66.9 million, after deducting underwriting discounts and commissions and estimated offering expenses payable by the Company.

Raymond James & Associates, Inc. and Oppenheimer & Co. Inc. acted as the joint book-running managers for the public offering. The shares were offered by the Company pursuant to an automatically effective shelf registration statement on Form S-3 (No. 333-230478) previously filed with the U.S. Securities and Exchange Commission (the “SEC”) and declared effective by the SEC on April 4, 2019. A prospectus supplement relating to, and describing the terms of, the offering was previously filed with the SEC on March 4, 2021 and is available on the SEC’s website at http://www.sec.gov. Copies of the prospectus supplement and the accompanying prospectus relating to the offering can also be obtained from Raymond James & Associates, Inc., Attention: Equity Syndicate, 880 Carillon Parkway, St. Petersburg, Florida 33716, by telephone at (800) 248-8863 or by e-mail at prospectus@raymondjames.com; or Oppenheimer & Co. Inc., Attention: Syndicate Prospectus Department, 85 Broad Street, 26th Floor, New York, NY, 10004, by telephone at (212) 667-8055, or by email at EquityProspectus@opco.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLX PHARMA INC.

Dated: March 17, 2021	By:	/s/ Natasha Giordano
		Name:	Natasha Giordano
		Title:	President and Chief Executive Officer